                                                                  EXHIBIT 10(f)

                                                                  EXECUTION

                                 POWERTEL, INC.

                                AMENDMENT NO. 3
                            TO THE CREDIT AGREEMENT


                 This AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (this "AMENDMENT") is dated as of June 26, 1997, and entered into by and among POWERTEL PCS, INC., a Delaware corporation (formerly known as InterCel PCS Services, Inc. and Powertel, Inc.) (the "BORROWER"), the financial institutions listed on the signature pages hereof ("LENDERS"), and ERICSSON INC., as agent for Lenders ("AGENT") and, for purposes of Section 5 hereof only, the other Loan Parties listed on the signature pages hereof, and is made with reference to that certain Credit Agreement, dated as of March 4, 1996, as amended by that certain Amendment No. 1 to the Credit Agreement dated as of October 31, 1996 and that certain Amendment No. 2 to the Credit Agreement dated as of March 31, 1997 (as so amended, the "CREDIT AGREEMENT"), by and among the Borrower, Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                 WHEREAS, the Borrower and Lenders desire to amend the Credit Agreement (i) to modify certain financial covenants and ratios applicable to the Borrower and (ii) to make certain other amendments as set forth below;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                 1.1      AMENDMENTS TO CERTAIN DEFINITIONS AND AMENDMENTS TO
                          SECTION 1:  PROVISIONS RELATING TO DEFINED TERMS

                 A. References in the Credit Agreement, exhibits thereto and any other Loan Documents (i) to "Powertel, Inc." shall be deleted and "Powertel PSC, Inc." substituted therefor; and (ii) to "InterCel, Inc." and "InterCel" shall be deleted and "Powertel, Inc." and "Powertel," respectively, substituted therefor.

                 B. Subsection 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                 ""ATLANTA MTA" means the MTA for Atlanta, Georgia.

                 "INTEREST PERIOD" means a three-month period."

                 C. Subsection 1.01 of the Credit Agreement is hereby further amended by deleting the definitions of "Eurodollar Rate" and "License Subsidiaries" therefrom in their entirety and substituting the following therefor:

                 "EURODOLLAR RATE" means for any Interest Period, the rate of interest per annum equal to the rate per annum obtained by dividing
         (a) the rate for deposits in U.S. dollars for a period equal to such Interest Period commencing on the first day of such Interest Period
         (i) appearing on page 3750 of the Telerate service as of 11:00 a.m. (London time) two (2) business days prior to the beginning of such Interest Period; provided however that in the event such rate does not appear on page 3750 of the Telerate service (or otherwise on such service), such rate shall be the rate per annum equal to the rate at which deposits in U.S. dollars are offered by the principal office of Citibank, N.A. in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two (2) business days before the first day of such Interest Period (rounded upward to the nearest 1/16th of 1%), in each case for a period equal to the Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such period.

                 "LICENSE SUBSIDIARY" means each of Powertel Jacksonville Licenses, Inc., Powertel Memphis Licenses, Inc., Powertel Birmingham Licenses, Inc., Powertel Atlanta Licenses, Inc., and any other Person established solely for the purpose of holding the Licenses now or hereafter acquired or owned by the Borrower and its Subsidiaries, which Person shall be a wholly owned Subsidiary of the Borrower."

                 1.2      AMENDMENT TO SECTION 2.02: MAKING THE ADVANCES

                 Section 2.02(a) of the Credit Agreement is hereby amended by deleting the first three sentences thereof in their entirety and substituting the following therefor:

                          "Each Borrowing shall be in a minimum amount of
                 $5,000,000 and shall be made on notice, given not later than 11:00 A.M. (New York City time) on the third Business Day prior to the date of the proposed Borrowing to the Agent, which shall give to each Lender prompt notice thereof by telex or telecopier. Each such notice of a Borrowing (a

                 "Notice of Borrowing") shall be deemed a request by the Borrower to finance the payment of an invoice or invoices delivered by Ericsson pursuant to the Equipment Purchase Agreement. Each Notice of Borrowing shall be by telephone, confirmed immediately in writing, or telex or telecopier, in substantially the form of Exhibit B hereto, specifying therein the requested (i) date of such Borrowing, (ii) aggregate amount of such Borrowing, and (iii) identifying the invoices to be financed with the proceeds of such Borrowing; provided that if the Borrower elects to pay an invoice and subsequently finance such invoice with a Borrowing, such Borrowing must occur within ninety days of the date of the invoice being financed."

                 1.3      AMENDMENTS TO SECTION 2.04: PREPAYMENTS

                 A. Section 2.04(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting the following therefor:

                          "Each such prepayment shall be applied to reduce the
                 scheduled installments due pursuant to Section 2.03 of the Advances being prepaid (i) first in inverse order of maturity to installments due after December 31, 2005 to the full extent thereof and (ii) second ratably to installments due on or before December 31, 2005."

                 B. Section 2.04(b) of the Credit Agreement is hereby amended by deleting clause (iv) thereof in its entirety and amending clause (iii) thereof to read in its entirety as follows:

                 "(iii) All prepayments under this Section 2.04(b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid and shall be applied to reduce the scheduled installments due pursuant to
                 Section 2.03 hereof in inverse order of maturity."

                 1.4      AMENDMENTS TO SECTION 2.05: INTEREST

                 A. Section 2.05(a)(i) and Section 2.05(c) of the Credit Agreement are each hereby amended by deleting the references contained therein to "each calendar quarter" and substituting therefor "each Interest Period."

                 B. Section 2.05(d) of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                          "(d) Compensation for Breakage or Noncommencement of
                 Interest Periods. The Borrower shall compensate each Lender, upon request of that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Advances and any loss, expense or liability sustained by that Lender in connection with the liquidation or reemployment of such funds) which that Lender may sustain (i) if for any reason (other than a default by that Lender) a borrowing of any Advances bearing interest at the Eurodollar Rate does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, (ii) if any prepayment (including prepayments pursuant to Section 2.04(b)) or other principal payment of any Advance bearing interest at the Eurodollar Rate occurs on a date prior to the last day of an Interest Period applicable to that Advance, (iii) if any prepayment of an Advance bearing interest at the Eurodollar Rate is not made on any date specified in a notice of prepayment given by the Borrower, or (iv) as a consequence of any other default by the Borrower in the repayment of any Advances bearing interest at the Eurodollar Rate when required by the terms of this Agreement."

                 1.5 AMENDMENTS TO SECTION 4: THE BORROWER'S REPRESENTATIONS AND WARRANTIES

                 A. Section 4.01(h) of the Credit Agreement is hereby amended by deleting the parenthetical "(other than the Disclosed Litigation)" therefrom.

                 B. Subsection 4.01(l) is hereby amended to read in its entirety as follows:

                          "(l)  The operations and properties of each Loan
                 Party and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and no circumstances exist, no event or condition has occurred and is continuing with respect to the Borrower or any of its Subsidiaries relating to compliance with any Environmental Laws or any release of hazardous materials which, individually or in the aggregate, has had or will have a Material Adverse Effect, and no circumstances exist that could cause any property of any Loan Party or any Subsidiary thereof to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law except where the failure to so comply would not have a Material Adverse Effect."

                 1.6      AMENDMENT TO SECTION 5.01:  AFFIRMATIVE COVENANTS

                 Section 5.01 of the Credit Agreement is hereby amended by adding the following Section 5.01(m) thereto:

                                  "(m)  License Subsidiaries.  All Licenses now
                          or hereafter owned by the Borrower and its Subsidiaries shall be owned and held by License Subsidiaries, which License Subsidiaries shall (i) at all times be wholly owned Subsidiaries of the Borrower or a wholly owned Subsidiary of the Borrower, (ii) shall have executed and delivered a Subsidiary Guaranty, and (iii) and all of the outstanding capital stock of such License Subsidiaries shall be pledged to the Agent to secure the Obligations hereunder. License Subsidiaries shall not engage in any business other than the holding of the Licenses and the performance of their respective obligations under their respective Subsidiary Guaranties. License Subsidiaries shall not own any assets other than the Licenses."

                 1.7      AMENDMENTS TO SECTION 5.03:  REPORTING REQUIREMENTS

                          A. Section 5.03(b) is hereby amended to delete the references to "Section 6.01(o) through 6.01(r)" contained therein and to substitute therefor "Section 6.01(o) through 6.01(v)."

                          B. Section 5.03(c) is hereby amended to delete the references contained therein to "Section 6.01(o) through 6.01(r)" and "Section 6.01(o) through 6.01(p)" and to substitute therefor "Sections 6.01(o) through 6.01(v)."

                 1.8      AMENDMENTS TO SECTION 6.01.  EVENTS OF DEFAULT

                          A. Section 6.01(p) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor: "[Intentionally left blank]."

                          B. Section 6.01(r) of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor: "[Intentionally left blank]."

                 1.9      AMENDMENT TO SECTION 8.01

                 Section 8.01 of the Credit Agreement is hereby amended by deleting the phrase "and other Debt owing to any other Person" at the end of clause (iii) thereof.

                 1.10     MODIFICATION OF SCHEDULES

                          (a) Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with a new Schedule I in the form of Annex A hereto.

                          (b) Schedule 6.01(o) to the Credit Agreement is hereby deleted in its entirety and replaced with a new
                 Schedule 6.01(o) in the form of Annex B hereto.

                          (c) Schedule 6.01(p) to the Credit Agreement is hereby deleted in its entirety.

                          (d) Schedule 6.01(q) to the Credit Agreement is hereby deleted in its entirety and replaced with a new
                 Schedule 6.01(q) in the form of Annex C to this Amendment.

                          (e) Schedule 6.01(r) to the Credit Agreement is hereby deleted in its entirety.

                          (f) Schedule 6.01(s) to the Credit Agreement is hereby deleted in its entirety and replaced with a new
                 Schedule 6.01(s) in the form of Annex D to this Amendment.

                          (g) Schedule 6.01(t) is hereby deleted in its entirety and replaced with a new Schedule 6.01(t) in the form attached as Annex E to this Amendment.

                          (h) Schedule 6.01(u) to the Credit Agreement is hereby deleted in its entirety and replaced with a new
                 Schedule 6.01(u) in the form of Annex F to this Amendment.

                          (i) Schedule 6.01(v) to the Credit Agreement is hereby deleted in its entirety and replaced with a new
                 Schedule 6.01(v) in the form of Annex G to this Amendment.

                 1.11     MODIFICATION OF EXHIBIT

                 Exhibit A to the Credit Agreement is hereby deleted in its entirety and replaced with a new Exhibit A in the form of Annex H to this Amendment.

                 SECTION 2.       CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

                 A. On or before the Third Amendment Effective Date, the Borrower and the Loan Parties shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies for each Lender and its counsel) fully executed copies of this Amendment.

                 B. Lenders and their respective counsel shall have received originally executed copies of a favorable written opinion of in-house counsel for the Borrower, in form and substance reasonably satisfactory to Agent and its counsel, dated as of the Third Amendment Effective Date with respect to (i) the due incorporation, good standing, and corporate power and authority of the Borrower and Powertel, Inc. (formerly InterCel, Inc.) and (ii) the due authorization, execution and delivery and enforceability of the Amended Agreement (as hereinafter defined) by the Borrower and the Guaranty Amendment (as hereinafter defined) by Powertel, Inc. and as to such other matters as Agent acting on behalf of Lenders may reasonably request (including without limitation that such amendments do not conflict with the terms of any material agreements of the Borrower or Powertel, Inc.).

                 C. On or before the Third Amendment Effective Date, Powertel, Inc. shall have delivered an amendment to the Parent Guaranty (the "GUARANTY AMENDMENT") in substantially in the form of Annex I to this Amendment.

                 SECTION 3.       REPRESENTATIONS AND WARRANTIES OF THE
                                  BORROWER

                 In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

                 (a) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or bylaws, (ii) violate any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, the effect of which would have a Material Adverse Effect, or (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, or any of its Subsidiaries or any of their properties except where such conflict would not have a Material Adverse Effect.

                 (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is a party.

                 (c) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

                 (d) Except as disclosed on Annex J hereto, the representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 (e) No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

                 SECTION 5.  ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT
                             PARTIES.

                 Powertel, Inc. is a party to the Parent Guaranty, each Operating Subsidiary is party to a Subsidiary Guaranty and a Subsidiary Security Agreement, and each License Subsidiary is party to a Subsidiary Guaranty. Powertel, Inc., the Operating Subsidiaries and the License Subsidiaries are referred to herein collectively as the "CREDIT SUPPORT PARTIES" and the Parent Guaranty, the Subsidiary Guaranties and the Subsidiary Security Agreements are herein collectively referred to as the "CREDIT SUPPORT DOCUMENTS."

                 Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the Amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all the "Guaranteed Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement (as hereinafter defined) and the Notes defined therein.

                 Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such

Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document should be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

                          SECTION 6.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                 B. FEES AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, and delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent).

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, Required Lenders and each of the Credit Support Parties and receipt by the Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.




                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                  POWERTEL PCS, INC.


                                  By: /s/ Fred G. Astor
                                      ---------------------------------------
                                  Title: Executive Vice President
                                         ------------------------------------
                                         and Chief Financial Officer


                                  ERICSSON INC., as Agent


                                  By: /s/ Joseph Hagan
                                      ---------------------------------------
                                  Title: Vice President - Finance
                                         ------------------------------------


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                  as a Lender


                                      /s/ John E. Urban
                                  -------------------------------------------
                                                Authorized Signatory


                                  For purposes of Section 5 of this Amendment only:

                                  POWERTEL, INC.


                                  By: /s/ Fred G. Astor
                                      ---------------------------------------
                                  Title: Executive Vice President
                                         ------------------------------------
                                          and Chief Financial Officer

                                  POWERTEL/JACKSONVILLE, INC.
                                  POWERTEL/MEMPHIS, INC.
                                  POWERTEL/BIRMINGHAM, INC.
                                  POWERTEL/ATLANTA, INC.
                                  POWERTEL/JACKSONVILLE LICENSES, INC.
                                  POWERTEL/MEMPHIS LICENSES, INC.
                                  POWERTEL/BIRMINGHAM LICENSES, INC.

                                   POWERTEL/ATLANTA LICENSES, INC.


                                   By: /s/ Allen Smith
                                       -----------------------------------
                                         Allen Smith
                                   President of each of the foregoing

                                    ANNEX A

                                   SCHEDULE I

                                  Commitments


        Name of Lender                                            Commitment
        --------------                                            ----------
Goldman Sachs Credit Partners L.P.                                $165,000,000

                                    ANNEX B

                                SCHEDULE 6.01(O)

                              Minimum PCS Revenue

        Fiscal Quarter Ended                                       Minimum PCS Revenue
        --------------------                                       -------------------
        June 30, 1997                                                  $8,400,000
        September 30, 1997                                             $11,400,000
        December 31, 1997                                              $15,000,000
        March 31, 1998                                                 $21,000,000
        June 30, 1998                                                  $26,900,000
        September 30, 1998                                             $32,000,000
        December 31, 1998                                              $37,000,000
        March 31, 1999                                                 $35,100,000
        June 30, 1999                                                  $54,700,000
        September 30, 1999                                             $59,600,000
        December 31, 1999                                              $67,000,000
        March 31, 2000                                                 $72,000,000
        June 30, 2000                                                  $85,500,000
        September 30, 2000                                             $90,900,000
        December 31, 2000                                              $99,000,000
        March 31, 2001                                                 $101,300,000
        June 30, 2001                                                  $108,900,000
        September 30, 2001                                             $115,500,000
        December 31, 2001                                              $126,000,000
        March 31, 2002                                                 $123,800,000
        June 30, 2002                                                  $123,800,000
        September 30, 2002                                             $131,500,000
        December 31, 2002                                              $144,000,000
        March 31, 2003                                                 $137,600,000
        June 30, 2003                                                  $141,500,000
        September 30, 2003                                             $151,300,000
        December 31, 2003                                              $164,900,000
        March 31, 2004                                                 $152,500,000
        June 30, 2004                                                  $155,500,000
        September 30, 2004                                             $166,300,000
        December 31, 2004                                              $181,100,000
        March 31, 2005                                                 $167,300,000
        June 30, 2005                                                  $168,300,000
        September 30, 2005                                             $179,200,000
        December 31, 2005                                              $195,000,000

                                    ANNEX C

                                SCHEDULE 6.01(Q)

                                   Net Worth



        FISCAL QUARTER ENDED                                         NET WORTH MINIMUM
        --------------------                                         -----------------
        June 30, 1997                                                  $ 346,000,000
        September 30, 1997                                             $ 305,000,000
        December 31, 1997                                              $ 261,000,000
        March 31, 1998                                                 $ 208,500,000
        June 30, 1998                                                  $ 156,000,000
        September 30, 1998                                             $ 103,500,000
        December 31, 1998                                              $  51,000,000
        March 31, 1999                                                 $ (12,750,000)
        June 30, 1999                                                  $ (76,500,000)
        September 30, 1999                                             $(140,250,000)
        December 31, 1999                                              $(204,000,000)
        March 31, 2000                                                 $(247,500,000)
        June 30, 2000                                                  $(291,000,000)
        September 30, 2000                                             $(334,500,000)
        December 31, 2000                                              $(378,000,000)
        March 31, 2001                                                 $(397,000,000)
        June 30, 2001                                                  $(416,000,000)
        September 30, 2001                                             $(435,000,000)
        December 31, 2001                                              $(454,000,000)
        March 31, 2002                                                 $(451,500,000)
        June 30, 2002                                                  $(449,000,000)
        September 30, 2002                                             $(446,500,000)
        December 31, 2002                                              $(444,000,000)
        March 31, 2003                                                 $(422,500,000)
        June 30, 2003                                                  $(401,000,000)
        September 30, 2003                                             $(379,500,000)
        December 31, 2003                                              $(358,000,000)
        March 31, 2004                                                 $(317,500,000)
        June 30, 2004                                                  $(277,000,000)
        September 30, 2004                                             $(236,500,000)
        December 31, 2004                                              $(196,000,000)
        March 31, 2005                                                 $(136,000,000)
        June 30, 2005                                                  $ (76,000,000)
        September 30, 2005                                             $ (16,000,000)
        December 31, 2005                                              $  44,000,000

                                    ANNEX D

                                SCHEDULE 6.01(S)

                                  Subscribers

        Fiscal Quarter Ended                                            Number of Subscribers
        --------------------                                            ---------------------
        June 30, 1997                                                          38,000
        September 30, 1997                                                     54,500
        December 31, 1997                                                      71,000
        March 31, 1998                                                         95,000
        June 30, 1998                                                          120,000
        September 30, 1998                                                     150,000
        December 31, 1998                                                      188,000
        March 31, 1999                                                         218,000
        June 30, 1999                                                          260,000
        September 30, 1999                                                     305,000
        December 31, 1999                                                      374,000
        March 31, 2000                                                         425,000
        June 30, 2000                                                          475,000
        September 30, 2000                                                     525,000
        December 31, 2000                                                      600,000
        March 31, 2001                                                         600,000
        June 30, 2001                                                          600,000
        September 30, 2001                                                     600,000
        December 31, 2001                                                      600,000
        March 31, 2002                                                         600,000
        June 30, 2002                                                          600,000
        September 30, 2002                                                     600,000
        December 31, 2002                                                      600,000
        March 31, 2003                                                         600,000
        June 30, 2003                                                          600,000
        September 30, 2003                                                     600,000
        December 31, 2003                                                      600,000
        March 31, 2004                                                         600,000
        June 30, 2004                                                          600,000
        September 30, 2004                                                     600,000
        December 31, 2004                                                      600,000
        March 31, 2005                                                         600,000
        June 30, 2005                                                          600,000
        September 30, 2005                                                     600,000
        December 31, 2005                                                      600,000

                                   ANNEX E

                               SCHEDULE 6.01(T)

          Ratio of Consolidated EBITDA to Consolidated Debt Service

        Fiscal Quarter Ended                              Ratio
        --------------------                              -----
        March 31, 1997                                    N/A
        June 30, 1997                                     N/A
        September 30, 1997                                N/A
        December 31, 1997                                 N/A
        March 31, 1998                                    N/A
        June 30, 1998                                     N/A
        September 30, 1998                                N/A
        December 31, 1998                                 N/A
        March 31, 1999                                    N/A
        June 30, 1999                                     N/A
        September 30, 1999                                N/A
        December 31, 1999                                 N/A
        March 31, 2000                                    N/A
        June 30, 2000                                     N/A
        September 30, 2000                                N/A
        December 31, 2000                                 N/A
        March 31, 2001                                    N/A
        June 30, 2001                                     N/A
        September 30, 2001                                N/A
        December 31, 2001                                 0.90:1
        March 31, 2002                                    0.90:1
        June 30, 2002                                     1.00:1
        September 30, 2002                                1.00:1
        December 31, 2002                                 1.00:1
        March 31, 2003                                    1.10:1
        June 30, 2003                                     1.15:1
        September 30, 2003                                1.20:1
        December 31, 2003                                 1.25:1
        March 31, 2004                                    1.25:1
        June 30, 2004                                     1.25:1
        September 30, 2004                                1.25:1
        December 31, 2004                                 1.25:1
        March 31, 2005                                    N/A
        June 30, 2005                                     N/A
        September 30, 2005                                N/A
        December 31, 2005                                 N/A

                                    ANNEX F

                                SCHEDULE 6.01(U)

     Ratio of Consolidated Total Debt to Annualized Consolidated EBITDA.

        Fiscal Quarter Ended                              Ratio
        --------------------                              -----
        March 31, 1997                                    N/A
        June 30, 1997                                     N/A
        September 30, 1997                                N/A
        December 31, 1997                                 N/A
        March 31, 1998                                    N/A
        June 30, 1998                                     N/A
        September 30, 1998                                N/A
        December 31, 1998                                 N/A
        March 31, 1999                                    N/A
        June 30, 1999                                     N/A
        September 30, 1999                                N/A
        December 31, 1999                                 N/A
        March 31, 2000                                    N/A
        June 30, 2000                                     N/A
        September 30, 2000                                N/A
        December 31, 2000                                 16.00:1
        March 31, 2001                                    14.00:1
        June 30, 2001                                     12.00:1
        September 30, 2001                                10.00:1
        December 31, 2001                                  8.00:1
        March 31, 2002                                     7.50:1
        June 30, 2002                                      7.00:1
        September 30, 2002                                 6.50:1
        December 31, 2002                                  6.00:1
        March 31, 2003                                     5.75:1
        June 30, 2003                                      5.50:1
        September 30, 2003                                 5.25:1
        December 31, 2003                                  5.00:1
        March 31, 2004                                     4.75:1
        June 30, 2004                                      4.50:1
        September 30, 2004                                 4.25:1
        December 31, 2004                                  4.00:1
        March 31, 2005                                     4.00:1
        June 30, 2005                                      4.00:1
        September 30, 2005                                 4.00:1
        December 31, 2005                                  4.00:1

                                    ANNEX G

                                SCHEDULE 6.01(V)

                     Maximum Aggregate Capital Expenditures



                         Year                             Total
                         ----                             -----
                         1997                             N/A

                         1998                             N/A

                         1999                             $796,000,000

                         2000                             $857,000,000

                         2001                             $910,000,000

                         2002                             $982,000,000

                         2003                             $1,075,000,000

                         2004                             $1,115,000,000

                         2005                             $1,180,000,000

                                    ANNEX H

                                   EXHIBIT A


                           [FORM OF PROMISSORY NOTE]

                                PROMISSORY NOTE



$___________                                                   Dated:  _________

                 FOR VALUE RECEIVED, the undersigned, POWERTEL PCS, INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _____________ (the "Lender") for the account of its Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Advances (as defined in the Credit Agreement referenced below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of March 4, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; terms defined therein being used herein as therein defined) among the Borrower, the Lender and certain other lenders party thereto, and Ericsson Inc. as Agent for the Lenders, on the dates and in the amounts specified in the Credit Agreement.

                 The Borrower promises to pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

                 Both principal and interest are payable in lawful money of the United States of America to Ericsson Inc., as Agent, at 740 East Campbell Road, Richardson Texas 75081, in same day funds. Each Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

                 This Promissory Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Advances by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

                                                 POWERTEL PCS, INC.


                                                 By  __________________________
                                                      Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL


                                                AMOUNT OF             UNPAID
                      AMOUNT OF              PRINCIPAL PAID          PRINCIPAL             NOTATION
         DATE         ADVANCE                  OR PREPAID             BALANCE              MADE BY
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

                                    ANNEX I

                     [FORM OF AMENDMENT TO PARENT GUARANTY]


                                 POWERTEL, INC.

                          FIRST AMENDMENT TO GUARANTY


                 This FIRST AMENDMENT TO PARENT GUARANTY (this "AMENDMENT") is dated as of June 26, 1997, and entered into by POWERTEL, INC. (formerly InterCel, Inc.) (the "GUARANTOR") in favor of Secured Parties (as defined in the Credit Agreement referred to below) and is made with reference to that certain Guaranty, dated October 31, 1996, made by the Guarantor in favor of the Secured Parties, as defined in that certain Credit Agreement, dated as of March 4, 1996, by and among POWERTEL PCS, INC. (formerly known as InterCel PCS Services, Inc. and Powertel, Inc.), the Lenders party thereto and Ericsson Inc., as Agent for the Lenders (said Credit Agreement as it may be amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the meanings given such terms in the Guaranty or Credit Agreement as applicable.


                                    RECITALS

                 WHEREAS, the Lenders have agreed to make certain amendments requested by the Borrower to the Credit Agreement; and

                 WHEREAS, it is a condition precedent to the effectiveness of such amendments that the Guarantor execute and deliver this Amendment to the Guaranty;

                 NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into the amendments to the Credit Agreement, the Guarantor hereby agrees as follows:

                 SECTION 1.  AMENDMENTS TO THE GUARANTY

                 A. Section 6(a) of the Guaranty is hereby amended by adding the following proviso at the end thereof:

                 "provided, however, for purposes of compliance with this
                 Section 6(a), (i) the reference to "Closing Date" contained in Clause (C)(2) of Section 4.04 of said Indenture shall be deemed to mean the effective date of that certain

                 Amendment No. 3 to the Credit Agreement, dated as of June 26, 1997, by and among the Borrower, Secured Parties, Agent and the other Loan Parties, and (ii) "Restricted Payments" as defined in Section 4.04 of said Indenture shall be deemed to include any voluntary or optional principal payment, or voluntary or optional redemption, repurchase, defeasance, or other acquisition or retirement for value which is not required to be made pursuant to the terms of said Indenture (which shall be deemed to include without limitation any offer to purchase said notes upon a sale of assets), of any of the 12% Senior Discount Notes due 2006 (whether issued pursuant to the Indenture dated February 7, 1996 or April 19, 1996) or the 11-1/8% Senior Notes due 2007 of the Guarantor.

                 SECTION 2.       REPRESENTATIONS AND WARRANTIES OF THE
                                  GUARANTOR

                 The Guarantor represents and warrants to each Secured Party that the following statements are true, correct and complete:

                 (a) The execution, delivery and performance by the Guarantor of this Amendment and the Guaranty, as amended hereby, are within the Guarantor's corporate power, have been duly authorized by all necessary corporate action and do not (i) contravene the Guarantor's charter or bylaws
(ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, the effect of which would have a Material Adverse Effect, (iii) conflict with or result in a breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Guarantor, any of its Subsidiaries or any of their respective properties, the effect of which would have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Guarantor or any of its Subsidiaries.

                 (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any third party is required for the execution, delivery, recordation, filing or performance by the Guarantor of this Amendment or the Guaranty, as amended hereby.

                 (c) This Amendment has been duly executed and delivered by the Guarantor. This Amendment and the Guaranty, as amended hereby, are the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms.

                 (d)     The representations and warranties contained in
Section 5 of the Guaranty are true, correct and complete in all material respects as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically related to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 SECTION 3.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE GUARANTY AND THE OTHER LOAN DOCUMENTS. On and after the date hereof, each reference to the Guaranty contained in any of the Loan Documents shall mean and be a reference to the Guaranty as amended by this Amendment. Except as specifically amended by this Amendment, the Guaranty shall remain in full force and effect and is hereby ratified and confirmed by the Guarantor.

                 B. APPLICABLE LAW. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York (including without limitation Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of law principles.

                 IN WITNESS WHEREOF, the Guarantor has caused this Amendment to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


POWERTEL, INC.



By:  __________________________
Title:  ________________________

                                    ANNEX J

                           EXCEPTION TO SECTION 3(D)


                 Powertel/Birmingham, Inc. ("Powertel/Birmingham") has been served with a complaint filed on April 4, 1997 by American Page One, Inc d/b/a American Mobile Wireless Communications ("Plaintiff") in the Circuit Court of Macon County, Alabama. Plaintiff claims that Powertel/Birmingham has breached its agency contract and has committed other torts with respect to Plaintiff by failing to accurately track Plaintiff's account with respect to inventory invoicing and commissions, failing to pay timely commissions, failing to provide services to Plaintiff's customers in a competent and accurate manner, billing Plaintiff's customers inaccurately and in excessive amounts, and making false representations with regard to its customer service and operational capabilities. Plaintiff is seeking unspecified damages. The Borrower believes the Plaintiff's claims are without merit and intends to defend itself vigorously. The Borrower does not believe that this lawsuit is reasonably likely to be decided adversely to the Borrower or Powertel/Birmingham.





                                     J-1